UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/13

The following N-CSR relates only to Dreyfus Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Core Equity Fund

SEMIANNUAL REPORT February 28, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
28	Information About the Renewal of the
Fund’s Investment Management Agreement

FOR MORE INFORMATION
Back Cover

Dreyfus
Core Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Core Equity Fund’s Class A shares produced a total return of 4.30%, Class C shares returned 3.95% and Class I shares returned 4.45%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 8.94% total return.2

Stocks generally rallied over the reporting period as previous macroeconomic concerns waned and investors responded positively to improved economic data. The fund produced lower returns than its benchmark, mainly due to shortfalls in the energy, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and expanding global presence and the potential to achieve predictable, above-average earnings growth.The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market Gains

In the wake of earlier market declines, a sustained rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, large-cap stocks generally trailed their mid- and small-cap counterparts.

Quality Bias Weighed on Fund’s Relative Results

The fund’s longstanding emphasis on high quality companies undermined relative performance over the reporting period when investors favored smaller and more speculative companies in the recovering economy. In addition, overseas economies generally proved weaker than in the United States, dampening returns from multinational companies.

Lower oil and natural gas prices and global growth concerns weighed on the holdings in the energy sector. In the information technology sector, consumer electronics giant Apple declined sharply after a prolonged period of steady gains due to concerns regarding intensifying competitive pressures in the smartphone and tablet computing categories. In addition, semiconductors leader Intel was hurt by a downturn in its product cycle as tablets and smartphones stole market share from personal computers. Among consumer discretionary companies, publisher McGraw-Hill struggled with legal issues in its Standard & Poor’s division. In other areas, materials producer Freeport McMoRan Copper & Gold declined when investors responded negatively to an announced acquisition.

The fund achieved better relative results from individual stock selections across a variety of market sectors. Refiner Phillips 66 benefited from widening price differences between crude oil and refined petroleum products. Railroad operator Canadian Pacific Railway executed a business turnaround after hiring a new management team. Investment manager BlackRock, global banks HSBC Holdings,ADR, and JPMorgan Chase & Co. advanced along with the capital markets.

We implemented several changes to the portfolio during the reporting period.We established new positions in Canadian Pacific Railway, cable systems operator Comcast, Cl. A, spirits producer Diageo, ADR, and software developer Oracle.We eliminated the fund’s positions in exploration-and-production company Apache and medical supplies provider Becton, Dickinson & Co.

Stocks May Be Poised for Additional Gains

We have been encouraged by recent improvements in global economic data. Moreover, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs and higher dividends. Therefore, we have maintained our focus on high quality, multinational companies with strong balance sheets, dominant brands, and above-average earnings and dividend growth characteristics.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.
3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.84	$10.62	$5.58
Ending value (after expenses)	$1,043.00	$1,039.50	$1,044.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.76	$10.49	$5.51
Ending value (after expenses)	$1,018.10	$1,014.38	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—99.9%	Shares		Value ($)
Banks—.7%
HSBC Holdings, ADR	49,583	[a]	2,748,882
Capital Goods—4.8%
Caterpillar	85,000		7,851,450
General Electric	204,000		4,736,880
United Technologies	80,000		7,244,000
			19,832,330
Consumer Services—3.5%
Arcos Dorados Holdings, Cl. A	75,000	[a]	950,250
McDonald’s	140,000		13,426,000
			14,376,250
Diversified Financials—5.8%
American Express	67,500		4,195,125
BlackRock	23,000		5,514,250
Franklin Resources	31,000		4,378,750
JPMorgan Chase & Co.	200,000		9,784,000
			23,872,125
Energy—20.6%
Chevron	160,000		18,744,000
ConocoPhillips	100,000		5,795,000
Exxon Mobil	234,560		21,004,848
Imperial Oil	100,000	[a]	4,154,000
Occidental Petroleum	130,000		10,702,900
Phillips 66	70,000		4,407,200
Royal Dutch Shell, Cl. A, ADR	160,000		10,504,000
Statoil, ADR	110,000		2,742,300
Total, ADR	138,000		6,902,760
			84,957,008
Food & Staples Retailing—1.4%
Walgreen	110,000		4,503,400
Whole Foods Market	15,000		1,284,300
			5,787,700
Food, Beverage & Tobacco—21.0%
Altria Group	250,000		8,387,500
Coca-Cola	500,000		19,360,000
Diageo, ADR	30,000		3,591,300

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Kraft Foods Group	43,333		2,100,350
Mondelez International, Cl. A	130,000		3,594,500
Nestle, ADR	193,125		13,512,956
PepsiCo	80,000		6,061,600
Philip Morris International	270,000		24,772,500
SABMiller	110,000		5,468,544
			86,849,250
Health Care Equipment & Services—2.3%
Abbott Laboratories	160,000		5,406,400
Intuitive Surgical	5,000	[b]	2,549,450
Medtronic	35,000		1,573,600
			9,529,450
Household & Personal Products—4.5%
Estee Lauder, Cl. A	105,000		6,730,500
Procter & Gamble	158,000		12,036,440
			18,766,940
Materials—3.8%
Air Products & Chemicals	26,000		2,244,840
Freeport-McMoRan Copper & Gold	140,000		4,468,800
Praxair	43,000		4,861,150
Rio Tinto, ADR	75,000	[a]	4,023,000
			15,597,790
Media—4.6%
Comcast, Cl. A	50,000		1,989,500
McGraw-Hill	58,500		2,723,175
News Corp., Cl. A	170,200		4,901,760
Time Warner Cable	45,000		3,887,550
Walt Disney	100,000		5,459,000
			18,960,985
Pharmaceuticals, Biotech &
Life Sciences—8.3%
AbbVie	160,000		5,907,200
Johnson & Johnson	130,000		9,894,300
Merck & Co.	70,000		2,991,100

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Novo Nordisk, ADR	45,000	[a]	7,875,000
Roche Holding, ADR	135,000		7,744,950
			34,412,550
Retailing—3.9%
Target	125,500		7,901,480
Wal-Mart Stores	115,000		8,139,700
			16,041,180
Semiconductors & Semiconductor
Equipment—3.4%
Intel	315,000		6,567,750
Texas Instruments	170,000		5,842,900
Xilinx	50,000		1,863,500
			14,274,150
Software & Services—5.1%
Automatic Data Processing	80,000		4,908,800
International Business Machines	63,000		12,652,290
Oracle	100,000		3,426,000
			20,987,090
Technology Hardware &
Equipment—5.5%
Apple	40,000		17,656,000
QUALCOMM	75,000		4,922,249
			22,578,249
Transportation—.7%
Canadian Pacific Railway	25,000		3,038,000
Total Common Stocks
(cost $306,058,848)			412,609,929

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $592,639)	592,639	[c]	592,639

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—4.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,924,112)	16,924,112 [c]	16,924,112
Total Investments (cost $323,575,599)	104.1%	430,126,680
Liabilities, Less Cash and Receivables	(4.1%)	(16,831,012)
Net Assets	100.0%	413,295,668

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$16,467,510 and the value of the collateral held by the fund was $16,924,112.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	21.0	Retailing	3.9
Energy	20.6	Materials	3.8
Pharmaceuticals,		Consumer Services	3.5
Biotech & Life Sciences	8.3	Semiconductors &
Diversified Financials	5.8	Semiconductor Equipment	3.4
Technology Hardware & Equipment	5.5	Health Care Equipment & Services	2.3
Software & Services	5.1	Food & Staples Retailing	1.4
Capital Goods	4.8	Banks	.7
Media	4.6	Transportation	.7
Household & Personal Products	4.5
Money Market Investments	4.2		104.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,467,510)—Note 1(c):
Unaffiliated issuers		306,058,848	412,609,929
Affiliated issuers		17,516,751	17,516,751
Dividends and securities lending income receivable			1,114,044
Receivable for shares of Capital Stock subscribed			421,520
			431,662,244
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			497,855
Cash overdraft due to Custodian			186,200
Liability for securities on loan—Note 1(c)			16,924,112
Payable for shares of Capital Stock redeemed			756,077
Accrued expenses			2,332
			18,366,576
Net Assets ($)			413,295,668
Composition of Net Assets ($):
Paid-in capital			312,227,287
Accumulated undistributed investment income—net			955,361
Accumulated net realized gain (loss) on investments			(6,438,061)
Accumulated net unrealized appreciation
(depreciation) on investments			106,551,081
Net Assets ($)			413,295,668

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	189,527,897	147,413,981	76,353,790
Shares Outstanding	9,860,376	7,815,621	3,892,528
Net Asset Value Per Share ($)	19.22	18.86	19.62

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $82,582 foreign taxes withheld at source):
Unaffiliated issuers	5,431,879
Affiliated issuers	4,417
Income from securities lending—Note 1(c)	41,826
Total Income	5,478,122
Expenses:
Management fee—Note 3(a)	2,225,981
Distribution/ Service Plan fees—Note 3(b)	956,626
Directors’ fees—Note 3(a,c)	13,824
Loan commitment fees—Note 2	2,236
Interest expense—Note 2	266
Total Expenses	3,198,933
Less—Directors’ fees reimbursed by the Manger—Note 3(a)	(13,824)
Net Expenses	3,185,109
Investment Income—Net	2,293,013
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(305,962)
Net unrealized appreciation (depreciation) on investments	14,280,271
Net Realized and Unrealized Gain (Loss) on Investments	13,974,309
Net Increase in Net Assets Resulting from Operations	16,267,322

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	2,293,013	3,398,679
Net realized gain (loss) on investments	(305,962)	144,540
Net unrealized appreciation
(depreciation) on investments	14,280,271	39,644,624
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,267,322	43,187,843
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,132,393)	(2,623,103)
Class C Shares	(366,023)	(935,756)
Class I Shares	(537,071)	(1,007,293)
Total Dividends	(2,035,487)	(4,566,152)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	23,041,661	101,335,152
Class B Shares	—	29,548
Class C Shares	12,585,094	50,800,906
Class I Shares	23,742,368	58,643,286
Dividends reinvested:
Class A Shares	921,667	2,033,421
Class C Shares	159,101	403,878
Class I Shares	378,170	794,902
Cost of shares redeemed:
Class A Shares	(26,576,853)	(48,133,327)
Class B Shares	—	(1,264,812)
Class C Shares	(15,252,277)	(17,787,684)
Class I Shares	(20,086,137)	(26,180,067)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,087,206)	120,675,203
Total Increase (Decrease) in Net Assets	13,144,629	159,296,894
Net Assets ($):
Beginning of Period	400,151,039	240,854,145
End of Period	413,295,668	400,151,039
Undistributed investment income—net	955,361	697,835

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	1,225,587	5,828,872
Shares issued for dividends reinvested	49,661	116,917
Shares redeemed	(1,422,677)	(2,744,171)
Net Increase (Decrease) in Shares Outstanding	(147,429)	3,201,618
Class Bb
Shares sold	—	1,731
Shares issued for dividends reinvested	—	—
Shares redeemed	—	(71,275)
Net Increase (Decrease) in Shares Outstanding	—	(69,544)
Class C
Shares sold	680,555	2,979,138
Shares issued for dividends reinvested	8,729	23,590
Shares redeemed	(824,656)	(1,031,723)
Net Increase (Decrease) in Shares Outstanding	(135,372)	1,971,005
Class I
Shares sold	1,237,829	3,244,402
Shares issued for dividends reinvested	19,956	44,743
Shares redeemed	(1,064,350)	(1,445,050)
Net Increase (Decrease) in Shares Outstanding	193,435	1,844,095

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 39,285 Class B shares representing $721,305 were automatically converted to 39,419 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	18.54		16.47	13.69	13.03	15.81	17.56
Investment Operations:
Investment income—net[a]	.13		.23	.21	.20	.23	.20
Net realized and unrealized
gain (loss) on investments	.66		2.15	2.76	.68	(2.84)	(1.54)
Total from Investment Operations	.79		2.38	2.97	.88	(2.61)	(1.34)
Distributions:
Dividends from
investment income—net	(.11)		(.31)	(.19)	(.22)	(.17)	(.21)
Dividends from net realized
gain on investments	—		—	—	—	—	(.20)
Total Distributions	(.11)		(.31)	(.19)	(.22)	(.17)	(.41)
Net asset value, end of period	19.22		18.54	16.47	13.69	13.03	15.81
Total Return (%)[b]	4.30	[c]	14.59	21.74	6.67	(16.33)	(7.86)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	[d]	1.35	1.32	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.36	[d]	1.28	1.31	1.44	1.90	1.19
Portfolio Turnover Rate	1.31	[c]	.65	4.08	2.09	6.99	8.27
Net Assets, end of period
($ x 1,000)	189,528		185,523	112,103	68,009	66,857	73,223

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annuailzed.
d Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	18.19		16.13	13.42	12.79	15.49	17.21
Investment Operations:
Investment income—net[a]	.06		.09	.09	.10	.13	.07
Net realized and unrealized
gain (loss) on investments	.66		2.10	2.71	.66	(2.77)	(1.51)
Total from Investment Operations	.72		2.19	2.80	.76	(2.64)	(1.44)
Distributions:
Dividends from
investment income—net	(.05)		(.13)	(.09)	(.13)	(.06)	(.08)
Dividends from net realized
gain on investments	—		—	—	—	—	(.20)
Total Distributions	(.05)		(.13)	(.09)	(.13)	(.06)	(.28)
Net asset value, end of period	18.86		18.19	16.13	13.42	12.79	15.49
Total Return (%)[b]	3.95	[c]	13.66	20.88	5.88	(16.96)	(8.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	[d]	2.10	2.07	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.61	[d]	.54	.56	.70	1.15	.45
Portfolio Turnover Rate	1.31	[c]	.65	4.08	2.09	6.99	8.27
Net Assets, end of period
($ x 1,000)	147,414		144,658	96,429	66,280	60,123	63,332

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annuailzed.
d Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	18.92		16.81	13.97	13.28	16.12	17.90
Investment Operations:
Investment income—net[a]	.15		.28	.26	.26	.25	.25
Net realized and unrealized
gain (loss) on investments	.69		2.20	2.80	.68	(2.88)	(1.58)
Total from Investment Operations	.84		2.48	3.06	.94	(2.63)	(1.33)
Distributions:
Dividends from
investment income—net	(.14)		(.37)	(.22)	(.25)	(.21)	(.25)
Dividends from net realized
gain on investments	—		—	—	—	—	(.20)
Total Distributions	(.14)		(.37)	(.22)	(.25)	(.21)	(.45)
Net asset value, end of period	19.62		18.92	16.81	13.97	13.28	16.12
Total Return (%)	4.45	[b]	14.89	22.00	7.01	(16.11)	(7.63)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	[c]	1.11	1.11	1.12	1.12	1.11
Ratio of net expenses
to average net assets	1.10	[c]	1.10	1.09	1.01	1.01	1.00
Ratio of net investment income
to average net assets	1.61	[c]	1.57	1.59	1.77	2.09	1.46
Portfolio Turnover Rate	1.31	[b]	.65	4.08	2.09	6.99	8.27
Net Assets, end of period
($ x 1,000)	76,354		69,970	31,181	4,985	758	142

a Based on average shares outstanding at each month end.
b Not annuailzed.
c Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a Distribution and/or Service Plan fees. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	339,353,987	—	—	339,353,987
Equity Securities—
Foreign
Common Stocks†	73,255,942	—	—	73,255,942
Mutual Funds	17,516,751	—	—	17,516,751

† See Statement of Investments for additional detailed categorizations.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013, The Bank of New York Mellon earned $17,925 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value			Value		Net
Company	8/31/2012($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	17,533,701	27,673,617	44,614,679	592,639.1
Dreyfus
Institutional
Cash
Advantage
Fund	6,179,381	84,557,999	73,813,268	16,924,112		4.1
Total	23,713,082	112,231,616	118,427,947	17,516,751		4.2

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net will be declared and paid quarterly and dividends from net realized capital gains, if any, will be declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $6,132,099 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $2,212,995 of the carryover expires in fiscal year 2017 and $2,843,619 expires in fiscal year 2019. The fund has $1,075,485 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income $4,566,152. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $47,000 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except bro-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

kerage fees, taxes, interest expenses, commitment fees borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended February 28, 2013, fees reimbursed by Dreyfus amount to $13,824.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended February 28, 2013, the Distributor retained $20,951 from commissions earned on sales of the fund’s Class A shares and $14,735 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class A and Class C shares were charged $232,167 and $543,344, respectively, pursuant to their Distribution Plans. During the period ended February 28, 2013, Class C shares were charged $181,115, pursuant to the Service Plan.

Under their terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $349,777, Distribution Plans fees $121,846 and Service Plan fees $28,496, which are offset against an expense reimbursement currently in effect in the amount of $2,264.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013, amounted to $15,913,828 and $5,232,302, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $106,551,081, consisting of $114,170,138 gross unrealized appreciation and $7,619,057 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one- and ten-

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

year periods when the fund’s performance was below the Performance Group and Performance Universe medians. Representatives of Dreyfus and the Sub-Adviser discussed the fund’s performance for the one-year period, noting that relative performance was primarily undermined by an overweight position in the energy sector and an underweight position in financials. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered poten-

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

tial benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	April 25, 2013

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)